UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2011

Coastal Carolina Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

333-152331	33-1206107
(Commission File Number)	(IRS Employer Identification No.)

2305 Oak Street
Myrtle Beach, South Carolina	29577
(Address of principal executive offices)	(Zip Code)

(843) 839-2265

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition

On November 3, 2011, Coastal Carolina Bancshares, Inc. (the “Company”), the holding company for Coastal Carolina National Bank (the “Bank”), mailed a letter to its shareholders announcing its unaudited financial results for the third quarter ended September 30, 2011. A copy of the shareholder letter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On November 2, 2011, Michael D. Owens resigned from his position as Chief Executive Officer, President and Director of the Company and the Bank effective November 2, 2011. Mr. Owens’ employment agreement, which was dated May 28, 2008 and filed on July 15, 2008 with the SEC as Exhibit 10.1 to the Company’s Registration Statement on Form S-1, was terminated in conjunction with his resignation. Having put Coastal Carolina National Bank on a solid foundation, Mr. Owens has decided to pursue new opportunities.

(c) On November 3, 2011, the Company announced that Jeff Benjamin, the Company’s Chief Credit Officer, will serve as Interim Chief Executive Officer of the Company and the Bank effective November 2, 2011, and until such time as the Company completes its search for a new Chief Executive Officer. Mr. Benjamin, age 51, has served as the Company’s Chief Credit Officer since March 2010. From September 2007 until March 2010, Mr. Benjamin served as Senior Credit Officer of 1st National Bank of the South. Mr. Benjamin also served as Senior Vice President and Credit Administrative Group Leader of Coastal Federal Bank from 1998 until August 2007.

A copy of the shareholder letter announcing Mr. Owens’ resignation and Mr. Benjamin’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On November 3, 2011, the Company mailed a letter to its shareholders announcing its unaudited financial results for the third quarter ended September 30, 2011, and announcing Mr. Owens’ resignation as Chief Executive Officer, President and Director of the Company and the Bank effective November 2, 2011, and Mr. Benjamin’s appointment as Interim Chief Executive Officer of the Company and the Bank effective November 2, 2011. The letter to shareholders is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Letter dated November 2, 2011 to the shareholders of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL CAROLINA BANCSHARES, INC.

Dated: November 3, 2011	By:	/s/ Dawn Kinard
Dawn Kinard Chief Financial Officer